Exhibit 10.1

FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated to be effective as of January 3, 2017 (the “Amendment Effective Date”), is entered into by and among CARDTRONICS plc, an English public limited company (the “Parent”), the other Obligors (as defined in the Credit Agreement defined below) party hereto, the Lenders (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Parent, the other Obligors party thereto, the lenders party thereto (the “Lenders”) and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 24, 2014 (as amended, the “Credit Agreement”); and

WHEREAS, the Parent has requested that the Agent and the Lenders amend Section 2.19 of the Credit Agreement in order to permit the aggregate Commitments to be increased to $600,000,000 and, in connection therewith, each of JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, N.A. and Compass Bank (each an “Increasing Lender” and collectively, the “Increasing Lenders”) have agreed to increase their respective Commitments as set forth on Schedule 2.01 attached hereto, subject to the terms and conditions set forth herein, such that, after giving effect to this Amendment, the aggregate Commitments shall equal $600,000,000; and

WHEREAS, the Agent and the Lenders party hereto are willing to agree to such requests subject to the terms and conditions set forth herein, provided that the Obligors ratify and confirm all of their respective obligations under the Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Section 2.19 of the Credit Agreement is hereby amended to restate clause (ii) of the first sentence thereof in its entire as follows:

“(ii) no extension of new Commitments or increase in existing Commitments, in each case, pursuant to this paragraph may result in the aggregate Commitments exceeding $600,000,000,”

(b)                                 Schedule 2.01 to the Credit Agreement is hereby amended to read in its entirety as set forth on Schedule 2.01 attached hereto.

3.                                      Conditions Precedent.  This Amendment shall be effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:

(a)                                 no Default or Event of Default shall exist;

(b)                                 the Agent shall have received counterparts of this Amendment, duly executed by the Borrowers, the other Obligors party hereto and the Majority Lenders (including each Increasing Lender);

(c)                                  the Agent shall have received a certificate, dated as of the Amendment Effective Date and executed by a Financial Officer, to the effect that the conditions set forth in paragraphs (a), (b) and (d) of Section 4.02 of the Credit Agreement are satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to the increase of Commitments effected hereby and attaching resolutions of the Borrowers approving such increase);

(d)                                 to the extent requested by any Increasing Lender pursuant to Section 2.09(d) of the Credit Agreement, the Agent shall have received for each such Lender, an amended and restated promissory note reflecting such Lender’s increased Commitment; and

(e)                                  the Agent and the Increasing Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including the reasonable fees and expenses of legal counsel to the Agent.

4.              Condition Subsequent.  If, on or before January 10, 2017, the Parent shall not have consummated the acquisition of DirectCash Payments Inc. (the “Acquisition”) in accordance with the applicable conditions set forth in the Credit Agreement, including, without limitation, Section 6.11 thereof, then, on or before January 17, 2017, the Parent shall (a) reduce the Commitments to an aggregate amount not to exceed $375,000,000 and (b) prepay the Loans in the amount necessary to cause the total Revolving Credit Exposures to be less than such reduced Commitments, such reduction and prepayment to be made in accordance with the terms of Section 2.08 and Section 2.10 of the Credit Agreement, respectively.  Concurrently with such reduction in the Commitments and prepayment of the Loans, clause (ii) of Section 2.19 of the Credit Agreement shall be automatically amended to read as follows: “(ii) no extension of new Commitments or increase in existing Commitments, in each case, pursuant to this paragraph may result in the aggregate Commitments exceeding $500,000,000.”  In consideration of the foregoing, each of the Increasing Lenders agrees to waive the condition to its commitment and agreement that is set forth in clause (iii) of the fourth paragraph of the Commitment Letter dated September 30, 2016, among the Parent and the Increasing Lenders, as amended.

5.                                      Ratification.  Each Obligor hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Agent created by or contained in any

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of such documents nor is any Obligor released from any covenant, warranty or obligation created by or contained herein or therein.

6.                                      Representations and Warranties.  Each Obligor hereby represents and warrants to the Lenders and the Agent that (a) this Amendment has been duly executed and delivered on behalf of such Obligor, (b) this Amendment constitutes a valid and legally binding agreement enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the other Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date; provided that, in either case, to the extent any such representation and warranty is qualified by Material Adverse Effect or materiality qualifier, such representation and warranty is true and correct in all respects, (d) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document or will result immediately upon giving effect to this Amendment and (e) the execution, delivery and performance of this Amendment has been duly authorized by such Obligor.

7.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of New York without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

9.                                      Amendment is a Loan Document; References to the Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” mean the Credit Agreement as amended by this Amendment.

10.                               Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

CARDTRONICS PLC

By:	/s/ Todd Ruden
Name:	Todd Ruden
Title:	Treasurer

CARDTRONICS HOLDINGS LIMITED

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Director

CATM HOLDINGS LLC

By:	/s/ E. Brad Conrad
Name:	E. Brad Conrad
Title:	Chief Accounting Officer

CARDTRONICS USA, INC.

By:	/s/ Todd Ruden
Name:	Todd Ruden
Title:	EVP, Financial Planning & Treasurer

CARDTRONICS EUROPE LIMITED

By:	/s/ Jana Hile
Name:	Jane Hile
Title:	Director

[Continued on following page]

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CARDTRONICS UK LIMITED

By:	/s/ Jana Hile
Name:	Jane Hile
Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CREDIT FACILITY GUARANTORS:

CARDTRONICS, INC.

By:	/s/ Todd Ruden
Name:	Todd Ruden
Title:	EVP, Financial Planning & Treasurer

ATM NATIONAL, LLC

By:	/s/ Todd Ruden
Name:	Todd Ruden
Title:	Treasurer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CFC GUARANTORS:

SUNWIN SERVICES GROUP (2010) LTD.

By:	/s/ Jonathan Simpson-Dent
Name:	Jonathan Simpson-Dent
Title:	Director

By:	/s/ Michael J. Pinder
Name:	Michael J. Pinder
Title:	Director

CARDTRONICS HOLDINGS, LLC

By:	/s/ Todd Ruden
Name:	Todd Ruden
Title:	Treasurer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Dianne Feller
Name:	Dianne Feller
Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:

COMPASS BANK

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement